                                                                                                                        Exhibit 99.1

BANDAG, INCORPORATED AND SUBSIDIARIES


                                                                         (In thousands except per share data)
                                                               ------------------------------ ------------------------------
                                                                    Three Months Ended             Six Months Ended
                                                               ------------------------------ ------------------------------
Unaudited Condensed Consolidated Statements of Earnings             6/30/00      6/30/99          6/30/00       6/30/99
Net sales                                                          $ 249,116    $ 252,120        $ 473,405     $ 476,258
Interest income                                                        1,393        1,745            2,972         3,269
Other income                                                           2,336          988            4,625         2,161
                                                                     -------      -------          -------       -------
                                                                     252,845      254,853          481,002       481,688

Cost of products sold                                                154,151      153,328          290,992       288,526
Engineering, selling, administrative and other expenses               66,784       70,994          138,397       143,055
Interest expense                                                       2,050        2,435            4,339         4,999
                                                                     -------      -------          -------       -------
                                                                     222,985      226,757          433,728       436,580
                                                                     -------      -------          -------       -------
Earnings before income taxes                                          29,860       28,096           47,274        45,108
Income taxes                                                          12,218       11,970           19,619        18,945
                                                                     -------      -------          -------       -------
Net earnings                                                        $ 17,642     $ 16,126        $  27,655     $  26,163
                                                                     =======      =======          =======       =======
Net earnings per share - Basic                                      $   0.85     $   0.74        $    1.33     $    1.20
Net earnings per share - Diluted                                    $   0.85     $   0.73        $    1.33     $    1.19
Cash dividends per share                                            $  0.295     $  0.285        $   0.590     $   0.570
Depreciation included in expense                                    $  9,325     $ 10,498        $  19,217     $  20,146
Amortization included in expense                                    $  2,618     $  2,483        $   5,128     $   4,905
Average shares outstanding - Basic                                    20,735       21,873           20,734        21,890
Average shares outstanding - Diluted                                  20,796       21,941           20,787        21,964

                                                                                                                        Exhibit 99.1
                                                                                                         (In thousands)
                                                                                                ---------------------------------
                                                                                                        Six Months Ended
                                                                                                ---------------------------------
Unaudited  Condensed Consolidated Statements of Cash Flows                                         6/30/00              6/30/99
Operating Activities
  Net earnings                                                                                     $ 27,655             $ 26,163
  Provision for depreciation and amortization                                                        24,345               25,051
  Increase (decrease) in operating assets and liabilities - net                                      (9,002)              13,992
                                                                                                   --------              -------
    Net cash provided by operating activities                                                        42,998               65,206
Investing Activities
  Additions to property, plant and equipment                                                        (11,328)             (18,153)
  Purchases of investments                                                                           (7,835)              (6,459)
  Maturities of investments                                                                           4,346                7,238
  Payments for acquisitions of businesses                                                            (4,607)              (1,698)
                                                                                                   --------              -------
    Net cash used in investing activities                                                           (19,424)             (19,072)
Financing Activities
  Proceeds from issuance of long-term debt                                                                -                   59
  Principal payments on short-term notes payable and other long-term liabilities                       (503)              (6,225)
  Cash dividends                                                                                    (12,255)             (12,475)
  Purchases of Common Stock and Class A Common Stock                                                    (60)              (1,196)
                                                                                                   --------              -------
    Net cash used in financing activities                                                           (12,818)             (19,837)
Effect of exchange rate changes on cash and cash equivalents                                         (1,024)              (2,854)
                                                                                                   --------              -------
    Increase in cash and cash equivalents                                                             9,732               23,443
Cash and cash equivalents at beginning of year                                                       50,633               37,912
                                                                                                   --------              -------
    Cash and cash equivalents at end of period                                                     $ 60,365             $ 61,355
                                                                                                   ========              =======

                                                                                                                        Exhibit 99.1
BANDAG, INCORPORATED AND SUBSIDIARIES

                                                                                                       (In thousands)
                                                                                           -----------------------------------
                                                                                                June 30,             Dec. 31,
                                                                                           -----------------------------------
Unaudited Condensed Consolidated Balance Sheets                                                   2000                 1999
ASSETS:
Cash and cash equivalents                                                                      $  60,365            $  50,633
Investments                                                                                       12,950                9,461
Accounts receivable - net                                                                        181,268              199,710
Inventories:
  Finished products                                                                              105,454               94,278
  Materials & work-in-process                                                                     16,490               16,244
                                                                                                --------             --------
                                                                                                 121,944              110,522
Other current assets                                                                              56,040               57,792
                                                                                                --------             --------
  Total current assets                                                                           432,567              428,118
Property, plant, and equipment                                                                   508,787              502,787
  Less accumulated depreciation                                                                 (318,177)            (304,802)
                                                                                                --------             --------
                                                                                                 190,610              197,985
Other assets, net                                                                                 98,289               96,318
                                                                                                --------             --------
  Total assets                                                                                 $ 721,466            $ 722,421
                                                                                                ========             ========

LIABILITIES & STOCKHOLDERS' EQUITY:
Accounts payable                                                                               $  24,967            $  33,472
Income taxes payable                                                                              22,106               18,998
Accrued employee compensation and benefits                                                        22,169               25,530
Accrued marketing expenses                                                                        24,882               27,190
Other accrued expenses                                                                            43,777               45,823
Short-term notes payable and current portion of other obligations                                  2,550                3,040
                                                                                                --------             --------
  Total current liabilities                                                                      140,451              154,053
Long-term debt and other obligations                                                             111,072              111,151
Deferred income tax liabilities                                                                    3,290                3,142
Stockholders' equity:
  Common Stock; $1 par value; authorized - 21,500,000 shares;
    Issued and outstanding - 9,091,426 shares in 2000; 9,088,403 in 1999                           9,091                9,088
  Class A Common Stock; $1 par value; authorized - 50,000,000 shares;
    Issued and outstanding - 9,637,324 shares in 2000; 9,637,187 in 1999                           9,637                9,637
  Class B Common Stock; $1 par value; authorized - 8,500,000 shares;
    Issued and outstanding - 2,042,375 shares in 2000; 2,045,251 in 1999                           2,042                2,045
  Additional paid-in capital                                                                       7,524                7,476
  Retained earnings                                                                              471,591              456,247
  Equity adjustment from foreign currency translation                                            (33,232)             (30,418)
                                                                                                --------             --------
    Total equity                                                                                 466,653              454,075
                                                                                                --------             --------
    Total liabilities & stockholders' equity                                                   $ 721,466            $ 722,421
                                                                                                ========             ========
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